UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2021

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama	35806-2807
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Business Combination Agreement

On August 30, 2021, ADTRAN, Inc., a Delaware corporation (“ADTRAN”), and ADVA Optical Networking SE, a European stock corporation incorporated under the laws of the European Union and Germany (“ADVA”), entered into a business combination agreement (the “Business Combination Agreement”), pursuant to which both companies agreed to combine their respective businesses and each become subsidiaries of a new holding company, Acorn HoldCo, Inc., a Delaware corporation and currently a wholly-owned direct subsidiary of ADTRAN (“Acorn HoldCo”).

Under the terms of the Business Combination Agreement, Acorn MergeCo, Inc., a newly formed Delaware corporation and wholly-owned direct subsidiary of Acorn HoldCo (“Merger Sub”), will merge with and into ADTRAN, with ADTRAN surviving the merger (the “Merger”) as a wholly-owned direct subsidiary of Acorn HoldCo (the “surviving corporation”). Pursuant to the Merger, each outstanding share of common stock of ADTRAN will be converted into the right to receive one share of common stock of Acorn HoldCo. Acorn HoldCo will also make a public exchange offer to exchange each issued and outstanding no-par value bearer share of ADVA, pursuant to which each ADVA share tendered and accepted for exchange will be exchanged for 0.8244 shares of common stock of Acorn HoldCo (the “Exchange Offer”, and together with the Merger, the “Business Combination”). Upon completion of the Business Combination, and assuming that all of the outstanding ADVA shares are exchanged in the Exchange Offer, former ADTRAN stockholders and former ADVA shareholders will own approximately 54% and 46%, respectively, of the outstanding Acorn HoldCo shares.

Acorn HoldCo will apply to admit its shares to listing and trading on The NASDAQ Global Select Market (“NASDAQ”) and will apply to admit its shares to listing and trading on the regulated market (Regulierter Markt) of the Frankfurt Stock Exchange and the sub-segment thereof with additional post-admission obligations (Prime Standard) (trading in euros).

The Business Combination Agreement was unanimously approved by the Board of Directors of ADTRAN and by the supervisory board and management board of ADVA. The consummation of the Business Combination is subject to customary closing conditions, including, among others, (i) adoption of the Business Combination Agreement by holders of a majority of the outstanding shares of ADTRAN common stock, (ii) the tender in the Exchange Offer of at least 70% of the outstanding ADVA shares, (iii) the declaration of effectiveness by the U.S. Securities and Exchange Commission (“SEC”) of a registration statement on Form S-4 for the Acorn HoldCo shares to be issued in the Merger and the Exchange Offer, with no stop order in effect or being sought with respect thereto, (iv) receipt of certain antitrust and foreign direct investment regulatory approvals for the transaction (the “regulatory condition”) and (vi) the absence of any law, regulation, administrative act, injunction, temporary restraining order or preliminary or permanent injunction or other order issued by any governmental entity in any relevant jurisdiction prohibiting or making illegal (a) the consummation of the Exchange Offer or the Merger or (b) the ownership of ADVA shares or shares of the surviving corporation by Acorn HoldCo.

ADTRAN’s obligation to consummate the Business Combination is also subject to certain additional customary conditions, including (i) the absence of a Target Material Adverse Change for ADVA, as defined in the Business Combination Agreement, (ii) the absence of the violation of law by ADVA related to bribery, corruption or export sanctions, (iii) the absence of an increase or decrease in ADVA’s share capital of more than 1%, subject to certain exceptions and the absence of a loss in the amount of half or more of ADVA’s share capital and (iv) the absence of any insolvency proceedings against ADVA or circumstances requiring the opening of insolvency proceedings. Except for the regulatory condition, all conditions to the Business Combination must be satisfied on or prior to the end of the acceptance period for the Exchange Offer. The regulatory condition may remain outstanding for up to twelve months following the end of the acceptance period.

Each of ADTRAN and ADVA has agreed to various customary covenants and agreements, including covenants by ADTRAN and ADVA to conduct their respective businesses in the ordinary course consistent with past practice during the period between the execution of the Business Combination Agreement and the closing of the Business Combination and not to engage in certain kinds of transactions during this period. ADVA has also agreed to a non-solicitation covenant restricting its ability to solicit or enter into discussions or negotiations concerning proposals relating to alternative business combination transactions (subject to certain negotiated exceptions detailed in the Business Combination Agreement).

The Business Combination Agreement may be terminated by each of ADTRAN and ADVA under certain circumstances, including if (i) the Exchange Offer lapses as a result of non-satisfaction of the conditions to the Exchange Offer, (ii) the Exchange Offer is not settled by the date that is twelve months following the end of the acceptance period or (iii) the other party violates its material obligations under the Business Combination Agreement and the violation is not cured within thirty business days following notice thereof. The Business Combination Agreement provides for customary termination rights for ADVA, including if (i) the consideration offered in the Exchange Offer is lower than the amount agreed to in the Business Combination Agreement, (ii) the Exchange Offer contains closing conditions that differ (in anything other than de minimis respects) from the closing conditions specified in the Business Combination Agreement, (iii) ADTRAN’s intentions with respect to the strategy of ADTRAN in the approved Exchange Offer document are materially different than those set forth in the Business Combination Agreement or (iv) a superior offer (as defined in the Business Combination Agreement) has been published by a third party, Acorn HoldCo does not match the terms of such offer within ten business days and the management board and supervisory board of ADVA are entitled to support the superior offer under the provisions in the Business Combination Agreement. The Business Combination Agreement also provides for customary termination rights for ADTRAN, including if (i) the management board and/or supervisory board of ADVA does not recommend that the shareholders of ADVA accept the Exchange Offer in its reasoned statement supporting the Exchange Offer, withdraws such statement or amends such statement in a way that could adversely affect the consummation of the Exchange Offer, (ii) a superior offer has been settled or (iii) between the date of the Business Combination Agreement and the publication of the Exchange Offer document, there occurs a Target Material Adverse Change for ADVA, as defined in the Business Combination Agreement, or there is a violation of law by ADVA related to bribery, corruption or export sanctions.

The Business Combination Agreement also provides that following the consummation of the Business Combination, Acorn HoldCo’s board of directors will consist of nine members, including six members of the current ADTRAN board of directors, Thomas Stanton, H. Fenwick Huss, Gregory J. McCray, Balan Nair, Jacqueline H. Rice and Kathryn A. Walker, and three directors designated for appointment by ADVA, Brian Protiva, chief executive officer of ADVA, Nikos Theodosopoulos, chairman of ADVA’s supervisory board and Johanna Hey, vice chairwoman of ADVA’s supervisory board. Mr. Protiva will also be the executive vice chairman of the board of directors of Acorn HoldCo. Thomas Stanton, ADTRAN’s chairman and chief executive officer, will be the chairman and chief executive officer of Acorn HoldCo, and Michael Foliano, ADTRAN’s chief financial officer, will be the chief financial officer of Acorn HoldCo. At the closing of the Business Combination, Acorn HoldCo will appoint Christoph Glingener, ADVA’s chief technology officer, as chief technical officer of Acorn HoldCo. Following the consummation of the business combination, the name of Acorn HoldCo will be changed to “ADTRAN Holdings, Inc.”

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Irrevocable Undertaking

Acorn HoldCo has received an irrevocable undertaking (the “Irrevocable Undertaking”) from EGORA Holding GmbH and Egora Investments GmbH (collectively, the “Supporting Shareholders”) to validly accept the Exchange Offer with respect to 7,000,000 shares held by them (the “Relevant Shares”), representing 13.7% of the share capital of ADVA. The Irrevocable Undertaking includes other customary provisions, including certain restrictions on the Supporting Shareholders from disposing of the Relevant Shares.

The foregoing description of the Irrevocable Undertaking does not purport to be complete and is qualified in its entirety by reference to the Irrevocable Undertaking, a copy of which is filed as Exhibit 2.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On August 30, 2021, ADTRAN and ADVA issued a joint press release and investor presentation and Acorn HoldCo issued an announcement of the decision to make a voluntary public takeover offer in connection with their entry into the Business Combination Agreement. A copy of the press release, the investor presentation and the announcement are attached as Exhibit 99.1, 99.2 and 99.3 respectively to this Current Report on Form 8-K and are incorporated into this Item 7.01 by reference.

ADTRAN is furnishing the information in this Item 7.01 and in Exhibits 99.1, 99.2 and 99.3 to comply with Regulation FD. The information contained in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Important Information For Investors And Stockholders

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. It does not constitute a prospectus or prospectus equivalent document. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

In connection with the proposed transaction between ADTRAN and ADVA, Acorn HoldCo is expected to file a Registration Statement on Form S-4 with the SEC that will include (1) a proxy statement of ADTRAN that will also constitute a prospectus for Acorn HoldCo and (2) an offering prospectus of Acorn HoldCo to be used in connection with Acorn HoldCo’s offer to acquire ADVA shares held by U.S. holders. When available, ADTRAN will mail the proxy statement/prospectus to its stockholders in connection with the vote to approve the Merger of ADTRAN and Merger Sub, and Acorn HoldCo will distribute the offering prospectus to ADVA shareholders in the United States in connection with Acorn HoldCo’s offer to acquire all of the outstanding shares of ADVA. Acorn HoldCo is also expected to file an offer document with the German Federal Financial Supervisory Authority (Bundesanstalt fuer Finanzdienstleistungsaufsicht) (“BaFin”).

INVESTORS AND SECURITY HOLDERS OF ADTRAN AND ADVA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE OFFER DOCUMENT AND OTHER DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus (when available) and other documents filed with the SEC by ADTRAN or Acorn HoldCo through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by ADTRAN will be available free of charge at https://investors.adtran.com/ and under the heading “SEC Filings”. Furthermore, the German language version of the offer document will be published by way of announcement on the internet at www.acorn-offer.com and by keeping available copies free of charge at the settlement agent. You will also be able to obtain a copy of the non-binding English translation of the offer document, which has not been reviewed by BaFin, on the internet at www.acorn-offer.com.

Certain Information Regarding Participants

ADTRAN and Acorn HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ADTRAN’s stockholders in respect of the proposed Business Combination. Information regarding the persons who are, under the rules of the SEC, participants in the solicitation of the stockholders of ADTRAN in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement/prospectus to be filed with the SEC. Information regarding the directors and executive officers of ADTRAN is contained in ADTRAN’s Annual Report on Form 10-K for the year ended December 31, 2020 and its Proxy Statement on Schedule 14A, dated March 30, 2021, which are filed with the SEC and can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond ADTRAN’s and ADVA’s control.

These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Business Combination, integration plans and expected synergies, and anticipated future growth, financial and operating performance and results. Forward-looking statements involve risks and uncertainties that may cause actual results to be materially different from the results predicted or expected. No assurance can be given that these forward-looking statements will prove accurate and correct, or that projected or anticipated future results will be achieved. Factors that could cause actual results to differ materially from those indicated in any forward-looking statement include, but are not limited to: the expected timing and likelihood of the completion of the contemplated Business Combination, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the contemplated Business Combination that could reduce anticipated benefits or cause the parties to abandon the transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the ability to successfully complete the proposed Business Combination; regulatory or other limitations imposed as a result of the proposed Business Combination; the success of the business following the proposed Business Combination; the ability to successfully integrate the ADTRAN and ADVA businesses; the possibility that ADTRAN stockholders may not approve the Business Combination Agreement or that the requisite number of ADVA shares may not be tendered in the public exchange offer; the risk that the parties may not be able to satisfy the conditions to closing of the proposed Business Combination in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the proposed Business Combination; the risk that the announcement or consummation of the proposed Business Combination could have adverse effects on the market price of ADTRAN’s common stock or ADVA’s common shares or the ability of ADTRAN and ADVA to retain customers, retain or hire key personnel, maintain relationships with their respective suppliers and customers, and on their operating results and businesses generally; the risk that Acorn HoldCo may be unable to achieve expected synergies or that it may take longer or be more costly than expected to achieve those synergies; the risk of fluctuations in revenue due to lengthy sales and approval process required by major and other service providers for new products; the risk posed by potential breaches of information systems and cyber-attacks; the risks that ADTRAN, ADVA or the post-combination company may not be able to effectively compete, including through product improvements and development; and such other factors as are set forth in ADVA’s annual and interim financial reports made publicly available and ADTRAN’s and Acorn HoldCo’s public filings made with the SEC from time to time, including but not limited to those described under the headings “Risk Factors” and “Forward-Looking Statements” in ADTRAN’s Form 10-K for the fiscal year ended December 31, 2020 and ADTRAN’s Form 10-Q for the quarterly period ended June 30, 2021, which are available via the SEC’s website at www.sec.gov. The foregoing list of risk factors is not exhaustive. These risks, as well as other risks associated with the contemplated Business Combination, will be more fully discussed in the proxy statement/prospectus and the offering prospectus that will be included in the Registration Statement on Form S-4 that will be filed with the SEC and in an offering document and/or any prospectuses or supplements to be filed with BaFin in connection with the contemplated Business Combination. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than ADTRAN, ADVA or Acorn HoldCo has described. All such factors are difficult to predict and beyond our control. All forward-looking statements included in this document are based upon information available to ADTRAN, ADVA and Acorn HoldCo on the date hereof, and each of ADTRAN, ADVA and Acorn HoldCo disclaims and does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

It should also be noted that projected financial information for the combined businesses of ADTRAN and ADVA is based on management’s estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of ADTRAN or ADVA. Important risk factors could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to, the risks that: a condition to the closing of the proposed Business Combination may not be satisfied; a regulatory approval that may be required for the proposed Business Combination is delayed, is not obtained or is obtained subject to conditions that are not anticipated; ADTRAN is unable to achieve the synergies and value creation contemplated by the proposed Business Combination; ADTRAN is unable to promptly and effectively integrate ADVA’s businesses; management’s time and attention is diverted on transaction related issues; disruption from the transaction makes it more difficult to maintain business, contractual and operational relationships; the credit ratings of the combined company declines following the proposed Business Combination; legal proceedings are instituted against ADTRAN, ADVA or the combined company; ADTRAN, ADVA or the combined company is unable to retain key personnel; and the announcement or the consummation of the proposed Business Combination has a negative effect on the market price of the capital stock of ADTRAN and common shares of ADVA or on ADTRAN’s and ADVA’s operating results.

No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, what impact they will have on the results of operations, financial condition or cash flows of ADTRAN or ADVA. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the proposed transaction and/or ADTRAN or ADVA, ADTRAN’s ability to successfully complete the proposed transaction and/or realize the expected benefits from the proposed transaction. You are cautioned not to rely on ADTRAN’s and ADVA’s forward-looking statements. These forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Neither ADTRAN nor ADVA assumes any duty to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, as of any future date.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this report:

2.1	Business Combination Agreement, dated August 30, 2021, by and among ADTRAN, Inc., Acorn HoldCo, Inc., Acorn MergeCo, Inc. and ADVA Optical Networking SE.

2.2	Irrevocable Undertaking, dated August 30, 2021, by and among Acorn HoldCo, Inc., EGORA Holding GmbH and Egora Investments GmbH.

99.1	Press release, dated August 30, 2021.

99.2	Investor presentation, dated August 30, 2021.

99.3	Acorn HoldCo, Inc. announcement of the decision to make a voluntary public takeover offer, dated August 30, 2021.

104	The cover page of this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTRAN, Inc.
(Registrant)

Date: August 30, 2021	By:	/s/ Michael Foliano
	Name:	Michael Foliano
	Title:	Senior Vice President of Finance and Chief Financial Officer